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                                                                  Exhibit 99(h)

                        INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
Fortis Tax-Free Portfolios, Inc.:

We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Financial Statements" in Part B of the Registration Statement.



                                       /s/ KPMG Peat Marwick LLP
                                       ----------------------------------
                                       KPMG Peat Marwick LLP


Minneapolis, Minnesota
January 29, 1999